SLM CORPORATION Q3 2011 Investor Presentation Exhibit 99.1

The following information is current as of November 7, 2011 (unless otherwise noted) and should be read in connection with SLM Corporation’s
2010 Annual Report on Form 10-K (the “2010 Form 10-K”) and subsequent reports filed with the Securities and Exchange Commission (the
“SEC”).  Our actual results may differ materially from the forward-looking statements and information contained in this Presentation due to a variety of factors, including, but not limited to, those described in our 2010 Form 10-K and our second quarter Form  10-Q in “Risk Factors”
and in subsequent reports filed with the SEC.
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-
looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this
Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.
FORWARD-LOOKING STATEMENTS
presentation. Statements that are not historical facts, including statements about our beliefs or expectations and statements that assume or are

SLM CORPORATION

SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 12
Credit Quality Page 20
Servicing: A Competitive Advantage Page 31
Funding Diversity and Liquidity Page 37
Risk-Adjusted Capitalization Page 50
FFELP Appendix Page 53
Private Credit Appendix Page 58
SLM Appendix Page 82

SLM CORPORATION OVERVIEW

SLM CORPORATION
#1 saving and paying for college company with 40-
years of leadership in the education lending market
#1 servicer and collector of student loans in the U.S.
servicing FFELP   and Private Credit education loans
Serving 25 million unique customers, as of September
30, 2011
Servicing for third parties, including 3.4 million loans for the Department of Education (“ED”), as of September
30, 2011
Fully independent private sector company with scale
and a broad franchise, traded on the NYSE (ticker: SLM)
$177 billion student loan portfolio, 80% of which is U.S.
government guaranteed, as of September 30, 2011
96% of student loans were funded with term liabilities
of various durations, as of September 30, 2011

1
Federal Family Education Loan Program (“FFELP”).
1

As of September 30, 2011
Net of provision

As of September 30, 2011
A BRIEF CORPORATE HISTORY
1965
1965
• Congress creates the Guaranteed Student Loan Program,
currently known as FFELP
1972
1972
• Congress establishes, as a GSE, the Student Loan
Marketing Association or “Sallie Mae”
1996
1996
• Privatization of Sallie Mae approved by Congress, SLM
Corporation holding company created
2004
2004
• GSE dissolved… SLM Corporation becomes a fully
independent, private sector corporation
2008
2008
• Challenging economy; U.S. Government support of FFELP,
private education lending curtailed
2009
2009
• SLM wins 5 year contract to service for US Dept Education
• Smart Option private loan introduced
• FFELP eliminated in legislative reform July 2010
• SLM acquires $25 billion FFELP portfolio from Student Loan
Corporation
2010
2010
SLM Corporate Debt Ratings
Moody’s S & P Fitch
Long
Term
Ba1 BBB BBB-
Short
Term
Not- Prime A-3 F3
Outlook
Stable Stable Stable
-
-
-
Loan Portfolio
Loan Type $billions %
FFELP Loans
$140.7 80%
Private
$36.1 20%
Total Portfolio
$176.8 100%
Education

($ millions), except per share amounts Q3 11 Q2 11 Q3 10
EPS (Reported) $0.36 $0.48 $0.37
Net Income $188 $260 $202
Net Interest Income $758 $761 $775
Loan Loss Provision $409 $291 $358
Fee and Other Income - Excluding Debt Repurchase Gains $198 $193 $196
Debt Repurchase Gains - - $18
Operating Expenses $285 $268 $302
Tangible Capital Ratio 2.2% 2.3% 2.0%
Average Student Loans $178,620 $180,783 $184,139
Q3 11 “CORE EARNINGS” SUMMARY *

• Private Credit student loan originations increased 29% year-over-year
• Loan loss provision includes $124 million attributable to the adoption of new accounting guidance for troubled debt restructurings
• Credit quality continues to improve
* For a GAAP to “Core Earnings” reconciliation, see slide 83

FFELP LOAN SEGMENT EARNINGS DETAIL
($ millions) Q3 11 Q2 11 Q3 10
Average Student Loans $141,848 $143,999 $147,822
Net Interest Income after Provision - FFELP $337 $342 $340
Net Interest Margin - FFELP 0.97% 0.98% 0.94%
Operating Expenses $188 $192 $182
OpEx Annualized as a % of Average Student Loans 0.52% 0.53% 0.49%

($ millions) Q3 11 Q2 11 Q3 10
Private Originations $1,077 $264 $835
Average Student Loans $36,772 $36,784 $36,317
Net Interest Income after Provision - Private $23 $136 $79
Net Interest Margin - Private Education 4.03% 4.05% 3.87%
Operating Expenses $82 $73 $99
OpEx Annualized as a % of Average Student Loans 0.88% 0.80% 1.08%
CONSUMER LENDING SEGMENT EARNINGS
DETAIL

THREE ASPECTS OF THE SLM BUSINESS
MODEL
Consumer Lending
• Largest originator of Private Education Loans
• Significant long term value
• Legacy portfolio quality vastly improved
Business Services
• Businesses include loan servicing and collections for Department of Education, payment processing for colleges and universities and 529 plan servicing
• Attractive fee business with little capital required & high return on equity
• ABS servicing cash flows are super senior
• Opportunities exist to expand services provided, including industry consolidation
• Efficient cost structure and top performer
FFELP Loan Portfolio
• Existing portfolios generating substantial income and cash flow
• Residuals stable due to minimal credit and interest rate risk
• Actively seeking to acquire additional FFELP loan portfolios
•
Approximately $30 billion of FFELP assets acquired since January 2010

OFFICE OF THE CHIEF EXECUTIVE
OFFICER

Al Lord,
Chief Executive Officer
Jack Remondi, President &
Chief Operating Officer
Jonathan Clark, EVP & Chief
Financial Officer
Laurent Lutz, EVP & General
Counsel
David West, SVP & Chief
Credit Officer
April Stercula, SVP
Administration
Steve Hauber, SVP &
Chief Audit Officer

THE U.S. STUDENT LOAN MARKET

FAVORABLE STUDENT LOAN MARKET
TRENDS
Source: College Board
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted
Higher Education Enrollment (millions)
Source: National Center for Education Statistics
Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward
Annual Cost of Education ($ thousands)
Source: President’s 2012 Budget.  Net commitments by fiscal year
Note: Excludes consolidation volume
Federal Student Loan Origination Volume ($ billions)
Source:  U.S. Census Bureau, Current Population Survey, 2010 Annual Social and Economic
Supplement. Represents median earnings for a full time, year-round worker over age 25.
Unemployment data as of Dec. 2010.  Represents unemployment for civilian non-institutional population over age 25.
Unemployment
Average annual income

18.2
19.1
20.4
20.6
20.7
20.7
20.9
21.3
21.6
22.0
22.2
22.5
22.8
23.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
10.5
11.4
12.1
12.8
13.6
14.4
15.2
16.2
17.1
$26.1
$27.5
$28.7
$30.5
$32.3
$34.2
$35.5
$37.0
$38.6
2004 2005 2006 2007 2008 2009 2010 2011 2012
Public Private
45.6
51.7
55.8
58.9
64.4
75.8
94.5
104.3
116.1
124.3
131.6
139.4
147.8
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
0%
2%
4%
6%
8%
10%
12%
14%
16%
0
20,000
40,000
60,000
80,000
100,000
120,000
Less than
H.S.
High school Some college Associate Bachelor's Master's Doctorate Professional
Relationship Between Higher Education, Income and
Employment

12.0
10.0
8.0
6.0
4.0
2.0
0.0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

SallieMae

COLLEGE GRADS EXPERIENCE
LOWER LEVELS OF UNEMPLOYMENT

Total Unemployment Rate Unemployment Rate with a Bachelor's Degree or Higher
Source:  U.S. Department of Labor, Bureau of Labor Statistics as of 9/30/2011

SLM PRIVATE EDUCATION LOAN
ORIGINATIONS

-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
$0
$200
$400
$600
$800
$1,000
$1,200
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Originations Y/Y Growth (%)

SLM’S PRIVATE EDUCATION LOAN
PORTFOLIO
Private Education Loan Portfolio Characteristics
$36 billion portfolio
20% of SLM’s total student loan portfolio
Loans are based on floating interest rates, with loan margins determined by the credit quality of the borrower and/or cosigner
Approximately 61% of portfolio has a cosigner, typically a parent
Higher education loans typically non-dischargeable in bankruptcy
Integrated underwriting, servicing and collections

As of September 30, 2011

SLM’S NEW PRIVATE EDUCATION LOAN
PRODUCT
Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
Interest Only - Requires interest only payment during in-school period
Fixed Repayment - Requires $25 monthly payments during in-school period
Deferred Repayment – Allows deferred payments while the customer is in school
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities employed at both the customer and cosigner level
All loans certified by the school’s financial aid office to ensure that customers borrow no more than the cost of attendance

Private education loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2010-11 project that 20 million students will enroll in higher education and incur costs of over $410 billion; $9 billion of that is funded by private education loans
Assuming Federal Loans and Grants remain constant – a 4% increase in the cost of education would result in a $15 billion incremental funding requirement for students and families
Source: College Board, Trends in College Pricing, U.S. Department of Education 2010
Cost of
attendance
gap

Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2010/2011 Academic Year
Cost of
attendance
gap
AY 2000-2001
AY 2010-2011
ROLE OF PRIVATE EDUCATION LOAN
Source: College Board, U.S. Department of Education & Company analysis
$103 B
$109 B
$189 B
$9 B
Federal
Loans
Family
Contributions
Grants
Private
Education
Loans
$17,125 $17,125
$31,000 $31,000
$112,235
$42,588
$147,972
$64,560
Full -Time
Private School
Full -Time
Public School
Full -Time
Private School
Full -Time
Public School
ED Lending Limit Cost of attendance gap

SLM vs. Industry Originations

$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
03-04
04-05
05-06
06-07
07-08
08-09
09-10
SLM
Total Market

SallieMae

PRIVATE CREDIT INDUSTRY ORIGINATIONS
2009-10 academic year market share approximately 33%
Source: College Board, Trends in Higher Education Series (2010). 2009-2010 industry data is preliminary. Data reported by academic year, SLM quarterly data converted to academic year basis.
Private Education Loans declined as result of an increase in federal student loan limits, an overall increase in the use of federal student loans as well as an increase in federal grants.

CREDIT QUALITY

LOAN LOSSES
+ =
Private Education
Loans
(2)
20%
U.S. Government
Guaranteed Loans
(2)
80%
Charge-Offs
(1)
= 0.06%
Charge-Offs
(1)
= 2.93%
Total Charge-Offs
(1)
= 0.64%
(1) All data as of September 30, 2011. Annualized FFELP charge-offs as a percentage of average FFELP loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized Total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan
Portfolio
(2)

Loss Emergence Timing
Sallie Mae Signature Loans(2)
Defaults as a % of Original Loan Balance
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0-12
13-24
25-36
37-48
49-60
61-72
73-84
85-96
97-108
109-120
121-132
133-144
145-156
Traditional Loan Defaults (% of Original Loan Balance)
Nontraditional Loan Defaults (% of Original Loan Balance)

SallieMae

(1)
Payments due includes all periods of active repayment, whether the borrower was delinquent or current.  Also included are periods spent in deferment, although payments are typically not due during this time.  Periods in a forbearance status are not included.
(2)
Excludes Sallie Mae Smart Option, LAW, MED, MBA, and bar-study/residency loans.
SLM PRIVATE CREDIT DEFAULT EMERGENCE PROFILE
PAYMENTS DUE
(1)
– TRADITIONAL VS. NON-TRADITIONAL

Percent of Total Defaults

Percent of Total Defaults

PRIVATE CREDIT DEFAULT PERFORMANCE

The probability of default substantially diminishes as the number of payments and years of seasoning increases
56%
11%
7%
5%
4%
3% 3% 3%
2% 2%
1% 1% 1% 1% 1%
56%
66%
74%
79%
83%
86%
90%
92%
94%
96% 97% 98% 99% 99% 100%
0%
20%
40%
60%
80%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
# Payments Made
Defaults Per Payments Made Cumulative Defaults
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
7%
13%
16%
13%
10%
8%
6%
5%
4%
3% 3% 3% 3% 3%
2%
7%
20%
36%
49%
59%
68%
74%
79%
83%
86%
89%
92%
95%
98% 100%
0%
20%
40%
60%
80%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date Cumulative Defaults

$300
$250
$200
$150
$100
$50
$0
$ Millions
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Traditional
Non-Traditional

30%
25%
20%
15%
10%
5%
0%
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Traditional
Non-Traditional

▶

Non-Traditional loans represent approximately 10% of the Private Education Loan portfolio but nearly a third of charge-offs
CHARGE-OFF TRENDS
MIX OF TRADITIONAL VS. NON-TRADITIONAL

$ Charge-offs
Charge-off rate as a % of
repayment balance

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
PRIVATE EDUCATION LOAN PORTFOLIO
PERFORMANCE
Q3 11 Q2 11 Q1 11 Q4 10 Q3 10
Charge-offs - Traditional Portfolio
(1) 2.9% 2.8% 2.9% 3.6% 3.9%
Charge-offs - Non-Traditional Portfolio
(1) 11.5% 12.5% 13.4% 14.9% 17.6%
Charge-offs - Total Portfolio
(1) 3.7% 3.7% 3.9% 4.8% 5.4%
90+ Day Delinq as a % of Repay - Traditional Portfolio 4.0% 3.7% 4.1% 4.2% 4.5%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 14.3% 13.2% 14.4% 15.0% 16.0%
90+ Day Delinq as a % of Repay - Total Portfolio 5.0% 4.6% 5.1% 5.3% 5.7%
Forb as a % of Forb & Repay - Traditional Portfolio 4.3% 4.5% 4.4% 4.4% 4.1%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 6.7% 7.0% 6.5% 6.1% 6.1%
Forb as a % of Forb & Repay - Total Portfolio 4.5% 4.7% 4.6% 4.6% 4.3%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.7% 5.2% 5.1% 4.9% 5.1%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 25.4% 24.8% 27.1% 28.2% 31.4%
Allowance as a % of Loans in Repay - Total Portfolio 7.5% 7.1% 7.2% 7.3% 7.9%

PRIVATE EDUCATION LOAN PORTFOLIO
PERFORMANCE
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Traditional Loans with a Cosigner Q3 11 Q2 11 Q1 11 Q4 10 Q3 10
Outstanding Balance as a % of Total
59% 58% 57% 56% 56%
90+ Delinquency as a % of Repayment
2.9% 2.7% 3.0% 3.1% 3.3%
Forbearance as a % of Repayment & Forbearance
3.8% 4.0% 3.9% 4.0% 3.8%
Charge-Offs as a % of Repayment
(1)
1.9% 1.8% 1.8% 2.0% 2.4%
Traditional Loans without a Cosigner Q3 11 Q2 11 Q1 11 Q4 10 Q3 10
Outstanding Balance as a % of Total
32% 33% 33% 33% 33%
90+ Delinquency as a % of Repayment
5.9% 5.5% 5.9% 6.0% 6.3%
Forbearance as a % of Repayment & Forbearance
4.9% 5.1% 4.9% 4.9% 4.5%
Charge-Offs as a % of Repayment
(1)
4.9% 4.6% 4.8% 5.1% 6.3%
Non-Traditional Loans with a Cosigner Q3 11 Q2 11 Q1 11 Q4 10 Q3 10
Outstanding Balance as a % of Total
3% 3% 3% 3% 3%
90+ Delinquency as a % of Repayment
12.2% 11.0% 12.0% 12.6% 13.3%
Forbearance as a % of Repayment & Forbearance
7.7% 8.1% 7.5% 7.1% 7.2%
Charge-Offs as a % of Repayment
(1)
8.0% 8.8% 9.2% 10.0% 11.5%
Non-Traditional Loans without a Cosigner Q3 11 Q2 11 Q1 11 Q4 10 Q3 10
Outstanding Balance as a % of Total
7% 7% 7% 7% 8%
90+ Delinquency as a % of Repayment
15.1% 14.1% 15.4% 16.0% 17.1%
Forbearance as a % of Repayment & Forbearance
6.3% 6.5% 6.0% 5.7% 5.6%
Charge-Offs as a % of Repayment
(1)
12.9% 14.0% 15.1% 17.0% 18.9%

SIGNIFICANT IMPROVEMENT IN PORTFOLIO
QUALITY

$ Volume in
Billions
% of Non
Traditional
% of
Cosigned
% of For
Profit
Average
Winning FICO
Actual
2008 $7.4 15% 54% 33% 709
2009 $6.6 13% 56% 27% 711
2010 $5.2 11% 59% 21% 713
Projected
(2)
2011 $3.2 10% 62% 17% 714
2012 $1.4 8% 65% 15% 719
2013 $0.6 8% 71% 11% 725
Legacy Loans Entering Repayment
(1)
Total originations in 2009 had an average winning FICO of 745 and 83% were cosigned.
Total originations in 2010 had an average winning FICO of 739 and 89% were cosigned.
Total YTD originations in 2011 had an average winning FICO of 748 and 92% were cosigned.
(1) Excludes Smart Option loans.
(2) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher
FICO scores  and cosigners.
Note: Volume for all years is based on outstanding balances.

LOAN SEASONING

Dollars in millions
September 30, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,930
Loans in Forbearance 761 8.6% 169 2.9% 112 2.4% 59 1.9% 65 1.3% 1,166 4.3%
Loans in Repayment- Current 6,937 78.7% 5,286 89.1% 4,144 90.7% 2,939 93.1% 4,671 94.6% 23,977 87.5%
Loans in Repayment- Delinq 31-60 days 385 4.4% 172 2.9% 121 2.6% 65 2.1% 84 1.7% 827 3.0%
Loans in Repayment- Delinq 61-90 days 198 2.2% 72 1.2% 52 1.1% 26 0.8% 35 0.7% 383 1.4%
Loans in Repayment- Delinq 90 + days 532 6.0% 231 3.9% 142 3.1% 67 2.1% 82 1.7% 1,054 3.8%
8,813 $        100% 5,930 $        100% 4,571 $        100% 3,156 $        100% 4,937 $          100% 27,407 $     100%
Charge-offs as a % of loans in repayment 5.4% 2.6% 1.8% 1.3% 1.1% 2.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 763
Loans in Forbearance 136 11.8% 25 4.7% 15 3.6% 7 2.6% 11 2.1% 194 6.7%
Loans in Repayment- Current 624 54.4% 371 70.1% 336 78.2% 224 82.1% 413 83.5% 1,968 68.5%
Loans in Repayment- Delinq 31-60 days 106 9.2% 36 6.8% 25 5.8% 14 5.1% 24 4.8% 205 7.1%
Loans in Repayment- Delinq 61-90 days 72 6.3% 21 3.9% 13 3.0% 7 2.7% 13 2.7% 126 4.4%
Loans in Repayment- Delinq 90 + days 210 18.3% 76 14.4% 41 9.6% 21 7.5% 34 6.9% 382 13.3%
1,148 $        100% 529 $           100% 430 $           100% 273 $           100% 495 $             100% 2,875 $        100%
Charge-offs as a % of loans in repayment 18.8% 11.5% 6.1% 4.7% 3.7% 11.5%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 7,693
Loans in Forbearance 897 9.0% 194 3.0% 127 2.5% 66 1.9% 76 1.4% 1,360 4.5%
Loans in Repayment- Current 7,561 75.9% 5,657 87.6% 4,480 89.6% 3,163 92.2% 5,084 93.6% 25,945 85.7%
Loans in Repayment- Delinq 31-60 days 491 4.9% 208 3.2% 146 2.9% 79 2.3% 108 2.0% 1,032 3.4%
Loans in Repayment- Delinq 61-90 days 270 2.7% 93 1.4% 65 1.3% 33 1.0% 48 0.9% 509 1.7%
Loans in Repayment- Delinq 90 + days 742 7.5% 307 4.8% 183 3.7% 88 2.6% 116 2.1% 1,436 4.7%
0
9,961 $        100% 6,459 $        100% 5,001 $        100% 3,429 $        100% 5,432 $          100% 30,282 $     100%
Charge-offs as a % of loans in repayment 6.9% 3.4% 2.2% 1.5% 1.3% 3.7%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 1-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status
1-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status 1-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments

LOAN SEASONING

Dollars in millions
June 30, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,431
Loans in Forbearance 842 8.8% 175 2.9% 103 2.5% 50 1.7% 55 1.2% 1,225 4.5%
Loans in Repayment- Current 7,561 79.2% 5,447 89.7% 3,801 91.0% 2,825 93.9% 4,330 95.0% 23,964 87.6%
Loans in Repayment- Delinq 31-60 days 378 4.0% 155 2.5% 104 2.5% 52 1.7% 70 1.5% 759 2.8%
Loans in Repayment- Delinq 61-90 days 239 2.5% 85 1.4% 53 1.3% 25 0.8% 31 0.7% 433 1.6%
Loans in Repayment- Delinq 90 + days 529 5.5% 207 3.4% 116 2.8% 56 1.9% 70 1.5% 978 3.6%
9,549 $        100% 6,069 $        100% 4,177 $        100% 3,008 $        100% 4,556 $          100% 27,359 $     100%
Charge-offs as a % of loans in repayment 4.5% 2.7% 1.9% 1.4% 1.1% 2.8%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 785
Loans in Forbearance 148 11.9% 25 4.7% 15 3.7% 7 2.5% 10 2.2% 205 7.0%
Loans in Repayment- Current 693 55.7% 397 71.4% 330 79.6% 215 83.2% 395 84.3% 2,030 69.0%
Loans in Repayment- Delinq 31-60 days 109 8.8% 37 6.7% 23 5.6% 13 5.2% 22 4.7% 204 6.9%
Loans in Repayment- Delinq 61-90 days 88 7.1% 23 4.2% 13 3.0% 7 2.8% 11 2.4% 142 4.8%
Loans in Repayment- Delinq 90 + days 206 16.5% 74 13.4% 34 8.3% 17 6.7% 30 6.4% 361 12.3%
1,244 $        100% 556 $           100% 415 $           100% 259 $           100% 468 $             100% 2,942 $        100%
Charge-offs as a % of loans in repayment 18.9% 13.1% 6.7% 5.4% 5.0% 12.5%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 7,216
Loans in Forbearance 990 9.2% 200 3.0% 118 2.6% 57 1.8% 65 1.3% 1,430 4.7%
Loans in Repayment- Current 8,254 76.5% 5,844 88.2% 4,131 89.9% 3,040 93.1% 4,725 94.0% 25,994 85.8%
Loans in Repayment- Delinq 31-60 days 487 4.5% 192 2.9% 127 2.8% 65 2.0% 92 1.8% 963 3.2%
Loans in Repayment- Delinq 61-90 days 327 3.0% 108 1.6% 66 1.4% 32 1.0% 42 0.8% 575 1.9%
Loans in Repayment- Delinq 90 + days 735 6.8% 281 4.2% 150 3.3% 73 2.2% 100 2.0% 1,339 4.4%
0
10,793 $     100% 6,625 $        100% 4,592 $        100% 3,267 $        100% 5,024 $          100% 30,301 $     100%
Charge-offs as a % of loans in repayment 6.2% 3.6% 2.4% 1.7% 1.5% 3.7%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 1-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status 1-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status
1-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments

LOAN SEASONING

Dollars in millions
September 30, 2010
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 9,405
Loans in Forbearance 690               7.5% 140               2.6% 82                   2.2% 39                   1.6% 43                     1.3% 994               4.1%
Loans in Repayment- Current 7,333            79.6% 4,740            89.1% 3,388            91.8% 2,294            93.9% 3,213              94.8% 20,968          87.2%
Loans in Repayment- Delinq 31-60 days 385               4.2% 146               2.7% 82                   2.2% 42                   1.7% 54                     1.6% 709               2.9%
Loans in Repayment- Delinq 61-90 days 220               2.4% 64                   1.2% 35                   0.9% 19                   0.8% 22                     0.7% 360               1.5%
Loans in Repayment- Delinq 90 + days 588               6.4% 230               4.3% 104               2.8% 49                   2.0% 55                     1.6% 1,026            4.3%
9,216 $         100% 5,320 $         100% 3,691 $         100% 2,443 $         100% 3,387 $           100% 24,057 $      100%
Charge-offs as a % of loans in repayment 6.5% 3.7% 1.9% 1.5% 1.2% 3.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 1,112
Loans in Forbearance 131               9.7% 21                   4.7% 10                   3.0% 6                     2.4% 8                       1.9% 176               6.1%
Loans in Repayment- Current 754               55.9% 420               72.1% 274               79.3% 186               82.8% 324                   82.2% 1,958            67.6%
Loans in Repayment- Delinq 31-60 days 114               8.5% 36                   6.1% 19                   5.4% 10                   4.5% 19                     4.8% 198               6.8%
Loans in Repayment- Delinq 61-90 days 81                   6.0% 21                   3.5% 10                   3.0% 6                     2.6% 11                     2.8% 129               4.5%
Loans in Repayment- Delinq 90 + days 269               19.9% 85                   14.6% 33                   9.6% 17                   7.5% 32                     8.0% 436               15.1%
1,349 $         100% 583 $            100% 346 $            100% 225 $            100% 394 $              100% 2,897 $         100%
Charge-offs as a % of loans in repayment 25.8% 16.4% 8.2% 6.5% 5.3% 17.6%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 10,517
Loans in Forbearance 821               7.8% 161               2.7% 92                   2.3% 45                   1.7% 51                     1.4% 1,170            4.3%
Loans in Repayment- Current 8,087            76.5% 5,160            87.4% 3,662            90.7% 2,480            92.9% 3,537              93.6% 22,926          85.1%
Loans in Repayment- Delinq 31-60 days 499               4.7% 182               3.1% 101               2.5% 52                   1.9% 73                     1.9% 907               3.4%
Loans in Repayment- Delinq 61-90 days 301               2.8% 85                   1.4% 45                   1.1% 25                   0.9% 33                     0.9% 489               1.8%
Loans in Repayment- Delinq 90 + days 857               8.1% 315               5.3% 137               3.4% 66                   2.5% 87                     2.3% 1,462            5.4%
0
10,565 $      100% 5,903 $         100% 4,037 $         100% 2,668 $         100% 3,781 $           100% 26,954 $      100%
Charge-offs as a % of loans in repayment 9.0% 5.0% 2.4% 1.9% 1.6% 5.4%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
1-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status
1-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status
1-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments

SERVICING: A COMPETITIVE ADVANTAGE

BUSINESS SERVICES SEGMENT

“Core Earnings” Revenue of $337 million in Q3 2011
More than 78% of revenue generated by FFELP servicing and contingent collections
ED servicing and collections businesses will grow organically with federal
Direct Lending, added focus on increasing market share through performance
Growth in 529 account asset servicing and transaction processing is key objective
Plan to leverage campus relationships and servicing capabilities to grow
Campus Solutions processing business

($ millions) Q3 11 Q2 11 Q3 10
Intercompany loan servicing $183 $187 $164
Third-party loan servicing $20 $20 $20
Guarantor servicing $15 $15 $16
Other servicing $24 $22 $23
Contingency revenue $84 $86 $84
Other Business Services revenue $11 $11 $13
BUSINESS SERVICES SEGMENT EARNINGS
DETAIL

SLM’S COMPETITIVE ADVANTAGE
SLM has a distinct competitive advantage in all facets of the education loan market.

Best  in Class
Vertically Integrated
Origination/
Servicing/Collections
Strongest National
Brand in
Education
with Consumers
and Schools
State-of-the-Art
Loan Delivery Platform
Largest & Most
Experienced
Sales Team
Breadth of
Products & Services
Over $238B
Serviced,
25
million
Customers
Economies of Scale
Singular Focus
&
Scale

OPERATIONS LOCATIONS

Fishers, IN
•Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Murray, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Corporate Headquarters
Newton, MA
• Upromise
• Business
Development
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections

SLM PRIVATE EDUCATION LOAN COLLECTIONS
Sallie Mae services and collects the vast majority of
loans in its Private Education Loan portfolio
Private Education Loan collections are conducted by a
stand-alone consumer credit collections unit, separate
from the company’s FFELP collections operations
Private Education Loan collections are managed by
individuals with extensive experience managing
collections operations for credit cards and other
consumer loans
Over the past two years, Private Education Loan
collections technology and practices have been
enhanced
Multi-variable analysis has enabled prioritization
of collection efforts on higher risk borrowers
Forbearance policies have been enhanced to
reduce reliance on forbearance as a collection
tool, while still meeting customer needs during
an economic downturn
Additional workout and settlement programs
have been introduced to help customers avoid
default
Collection workstations, dialer capabilities, and
internet utilities have all been enhanced with
more effective technology solutions
Sallie Mae Private Education Loans are charged-off at
the end of the month if the loan exceeds 212 days past
due
Overview Collection Philosophy and Fundamentals
Segmented Collection Practices by Risk Tier
Determine optimal contact channel based on
borrower’s preferences and risk profile.  Channels
include letter, phone, email, text messaging, Internet
Phone attempts begin at 5-15 days past due
Simultaneous collections efforts on borrower and
cosigner
For lowest risk segments, contact begins at 30 days
due to high self-cure rates
In high risk segments, communication begins before
repayment to notify borrower of obligation coming due
Delinquency is reported to credit bureaus for borrower
and co-signer beginning at 45 days past due and
monthly thereafter, with no reporting for loans in
forbearance
Focus on account ownership by collectors for middle
and late stage accounts
Tenured collectors assigned to higher risk accounts
Credit reports reviewed as part of repayment
negotiation
Locate and make contact with the borrower and/or co-
signer simultaneously
Understand and document each borrower’s unique
circumstance and reason for delinquency
Secure and understand how they can stay up-to-date
once cured from delinquency
Document each account and update demographic and
employment information
Focus on cash collections as the primary account
resolution approach

FUNDING DIVERSITY AND LIQUIDITY

2011  Q3 CAPITAL MARKETS SUMMARY
• On October 5   the company closed on a $3.4 billion ABCP facility which matures in
January 2014.
• Paid dividend of $0.10 per common share.
• Repurchased  9.5 million shares on the open market which concluded our previously announced $300 million share repurchase program.
• Repurchased $9 million of unsecured debt.

th

Private Education Loans Consolidation FFELP Private Education Loans
Issue $0.6B SLM Trust 2011-A $0.8B SLM Trust 2011-2 $0.8B SLM Trust 2011-B
Pricing Date April 14, 2011 May 26, 2011 June 15, 2011
Collateral Private Education Loans US Govt. Guaranteed FFELP
Consolidation Loans
Private Education Loans
Prepayment
Speed
(1)
4%
100% Consolidation Loan Ramp
4%
Tranching
Moody’s Amt AL (1) Pricing (2)
A-1     Aaa      $287     2.0       L+100
A-2     Aaa      $175     5.1       4.41%
A-3     Aaa      $100     6.9       L+250
Moody’s Amt AL (1) Pricing (3)
A-1     Aaa       $622     3.9      L+65
A-2     Aaa       $175   11.2      L+120
B         A3          $24   13.8      L+391
Moody’s Amt AL (1) Pricing (2)
A-1     Aaa      $400     2.0       L+90
A-2     Aaa      $300     5.3       3.78%
A-3     Aaa      $125     7.3       L+250

(1)
Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at  http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2)
Pricing represents the yield to expected maturity.
(3)
Pricing represents the discount margin to the 10% optional redemption date.
RECENT ABS TRANSACTIONS

• Employ conservative long-term funding model
HIGH PERCENTAGE OF STUDENT LOANS
FUNDED TO TERM

$177 Billion Student Loan Portfolio as of
September 30, 2011
Fixed Spread
Liabilities with
Average Life of
5.0 years, 7%
ABCP Conduit
& FHLB, 4%
Funded to
Term*, 89%
$182 Billion Student Loan Portfolio as of
September 30, 2010
Fixed Spread
Liabilities with
Average Life of
4.8 years, 7%
ABCP Conduit
& FHLB, 4%
Funded to
Term*, 89%
*  Funded to Term includes 12% or $21.8 billion of student loans funded under the Straight A Funding Facility as of September 30, 2011 and 20% or $35.7 billion of student loans funded under the ED Purchase and
Participation Program and Straight A Funding Facility as of September 30, 2010.

SLM ASSET-BACKED FUNDING
SLM ABS Term Issuance Volume
(1) Reported at quarter closing dates, net of paydowns.
(2) Balances inclusive of FFELP and legacy private ABCP, legacy UBS Phoenix facility, FHLB Des Moines and seller financing for the
SLC acquisition.

SLM Secured Funding
ABS Issuance ($ in billions) Q3 11 Q2 11 Q1 11 2010 2009 2008
Non-Consolidation FFELP ABS $                - $                - $                - $            2.0   $               - $          18.5
Consolidation FFELP ABS - 0.8 0.8 - 5.9 -
Private Credit ABS - 1.4 - 4.2 7.5 -
Total ABS Issuance $ 2.2 $                0.8      $               6.2 $               13.4 $            18.5
Secured Borrowings ($ in billions) Q3 11 Q2 11 Q1 11 2010 2009 2008
Net ED Participation Program
(1)
$                   - $                    - $                  - $                  - $               9.0 $               7.4
Straight – A Funding Facility 22.0 22.8 23.6 24.5 14.3 -
ABCP & Other Secured Facilities
(2)
7.2 7.3  6.6 7.9 8.8 24.8
Total Asset Funding $             29.2 $             30.1 $            30.2 $            32.4 $            32.1 $            32.2

$45.1
$38.0
$28.0
$20.1
$19.1
$50
$40
$30
$20
$10
$0
$ in Billions
2007
2008
2009
2010
Q311

SallieMae

SLM CORPORATE DEBT ACTIVITY
SLM Corporate Debt Issuance Volume
SLM Corporate Debt Repurchases
Note: Total may not foot due to rounding.
(1)
US$ equivalent at the time of issuance
(2)
Face value amounts repurchased

SLM Senior Unsecured Debt Outstanding
Issuance Type (US$ in billions) 2011 2010 2009 2008 2007
US$ Global & Medium Term  Notes $      2.0 $      1.5 $        - $      2.5 $      1.4
Foreign Currency Denominated
(1)
- - - - 0.2
Extendible Notes - - - - -
Retail Note Program - - - - -
Total Corporate Debt Issuance $     2.0 $     1.5 $       - $     2.5 $     1.6
Denomination (US$ in millions) Q3 11 Q2 11 Q1 11 2010 2009
USD
(2) $      9 $       57 $      775 $   1,387 $   2,169
Foreign Currency Denominated
(2) - 3 50 3,481 1,278
Total
(2)
$     9 $      60 $    825 $ 4,868 $ 3,447
Accounting Gain Generated $    - $     0.5 $      64 $    317 $    536

2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

SallieMae

Note:  Does not include Sallie Mae Bank or Subsidiary funding
•
Repurchased $894 million of debt YTD Q311
•
Repurchased $4.9 billion of debt in 2010
UNSECURED DEBT MATURITIES

$2.1
$1.8
$2.3
$3.0
$0.7
$2.3
$0.2
$2.8
$3.8
$0
$1
$2
$3
$4
$5
As of September 30, 2011
(par value, $ in billions)

UNENCUMBERED ASSETS & UNSECURED
DEBT

•The difference between unencumbered assets and outstanding
unsecured debt continues to diminish
($ in billions) 9/30/11 12/31/10 12/31/09 12/31/08
FFELP Stafford and Plus Loans, net
$ $ $ $
FFELP Consolidation Loans, net
0.2 0.5 0.5 1.6
Private Education Loans, net
11.0 11.1 12.5 15.7
Other Loans
0.2 0.3 0.4 0.7
Available Cash & Investments
4.9 5.3 8.1 5.1
Retained Interests*
- - 1.8 2.2
Other Assets
4.6 4.1 5.2 5.8
Total Unencumbered Tangible Assets
$ $ $ $
Unsecured Debt Outstanding
$ $ $ $
Unencumbered Assets & Unsecured Debt
*   On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet.
** Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities.   Amounts
reflect the current balance and prior period adjustments made to account for  the impact of ASC 815.  Further detail of the nature of the adjustment can be found in the 3Q 2011 SLM Corporation Supplemental Earnings Disclosure.
1.0
1.6
35.1
30.1 34.9
42.1
Net Assets in Secured Financing
Facilities 9/30/11 12/31/10 12/31/09 12/31/08
Off-Balance Sheet ABS (Non-GAAP)* $           - $           - $          0.6 $          0.9
On-Balance Sheet ABS (GAAP)**
12.7 13.1 12.7 13.4
Total
$ $ $ $
12.7 13.1
13.3
14.3
21.7
25.5
22.3
26.9
0.8
3.8

Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
(1) 2008 – 2010 APBs are an average of 4 quarterly 2-point averages.
(2) Interest to be capitalized not available for On-Balance Sheet Indentured Trust balance
YTD
9/30/11 2010 2009 2008
Servicing (Cash Paid) $        426 $        533 $        549 $        525
Net Residual* (Excess Distributions) 523 746 1,435 1,338
Net Cash Flow 496 1,465 1,296 589
$     1,445 $     2,743 $     3,280 $     2,452
Servicing (Cash Paid) $        143 $        179 $        130 $         97
Residual (Excess Distribution) 6 8 90 403
Net Cash Flow - - 58 81
$        149 $        187 $        278 $        581
$     1,594 $     2,930 $     3,558 $     3,033
YTD
9/30/11 2010 2009 2008
$   94,414 $   99,041 $  102,754 $   97,363
45,868 38,767 36,628 32,543
$  140,282 $  137,808 $  139,382 $  129,906
$   25,761 $   25,854 $   19,144 $   14,505
- - 2,641 2,641
$   25,761 $   25,854 $   21,785 $   17,146
$  166,043 $  163,661 $  161,167 $  147,052
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
(2)
Total FFELP
Private Credit
Term PC
Other Secured Financings
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
(1)
$ in Millions
SECURED CASH FLOW

as of  9/30/11 Q411 2012 2013 2014 2015 2016 2017
Projected FFELP Average Balance $137,617 $132,539 $123,459 $112,860 $102,453 $92,779 $83,004
Projected Excess Spread $220 $833 $811 $748 $683 $635 $607
Projected Servicing Revenue $185 $710 $659 $601 $545 $486 $429
Projected Total Revenue $404 $1,543 $1,470 $1,350 $1,228 $1,122 $1,036
2018 2019 2020 2021 2022 2023 2024 2025
Projected FFELP Average Balance $73,613 $64,590 $55,895 $48,002 $41,842 $36,521 $31,458 $26,560
Projected Excess Spread $657 $588 $512 $436 $354 $312 $278 $254
Projected Servicing Revenue $373 $319 $267 $223 $193 $167 $143 $120
Projected Total Revenue $1,030 $907 $779 $659 $547 $479 $422 $374
2026 2027 2028 2029 2030 2031 2032 2033
Projected FFELP Average Balance $21,849 $17,313 $13,255 $10,117 $7,688 $5,604 $3,716 $2,088
Projected Excess Spread $221 $183 $149 $118 $96 $74 $51 $27
Projected Servicing Revenue $98 $77 $59 $45 $35 $25 $16 $9
Projected Total Revenue $319 $260 $208 $164 $131 $99 $67 $36
Assumptions
CP/LIBOR = 10 basis points,  No Floor Income,  CPR/CDR = Stafford & Plus (5.5%), Consolidation (2.5%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.

($ in Millions)
•
Total Cash Flows from Projected Excess Spread = $8.8 Billion
•
Total Cash Flows from Projected Servicing Revenues = $5.8 Billion
PROJECTED CASH FLOWS FROM FFELP
PORTFOLIO *

0.40
0.20
0.00
-0.20
-0.40
-0.60
-0.80
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011

CP - LIBOR BASIS

Q3 FFELP CP Index Loan Funding By Index
$ Volume in Billions Average Rate Spread to CP
1 month LIBOR $27 0.21% -0.01
Conduit Facilities $29 0.22% -0.02
3 month LIBOR $38 0.30% -0.10
FFELP Assets indexed to 90 day CP total
$133 billion
$38 billion of CP indexed loans are fixed
rate consolidation loans with no basis risk
in the current interest rate environment
$56 billion of CP indexed loans are
funded with one month LIBOR or
liabilities more closely correlated to one
month than three month LIBOR
One month LIBOR is less volatile than
three month LIBOR and more correlated
to 90 day CP index during periods of
market stress
90 Day CP Yield, 3 Month LIBOR and 1 Month LIBOR rates provided by Bloomberg
$ volume is based on average balances. As of 9/30/11
Numbers may not add due to rounding
Average Quarterly Spread
CP - LIBOR
CP Yield -
3MLibor
CP Yield -
1MLibor

SALLIE MAE BANK
Utah based ILC regulated by FDIC and Utah Department of Financial Institutions
(UDFI)
Charter granted October 2005
Originates Sallie Mae’s private education loans
Funded through affiliate and brokered deposits and a direct retail deposit program launched in Feb 2010
21.4% Total Risk-based Capital at September 30, 2011
Dividend of $400 million paid in October 2010
Strong cash position used to fund Private Credit originations
Deposits totaled $5.7 billion at September 30, 2011
•
$3.8 billion Brokered Deposits
•
$1.9 billion Direct Retail and other affiliate and non-affiliate Deposits
Brokered Deposit term portfolio has a weighted average maturity of 16.8 months
Total deposits increased by 10.9% in 3Q11 due primarily to increases in the brokered money market account with Merrill Lynch and the retail deposit portfolio

Bank charter
Current bank activity
Deposit taking activities

SALLIE MAE BANK – CAPITAL & DEPOSITS
*Primarily affiliate deposit accounts with no stated maturities

Bank Deposits
($ millions)
Sep 11 Jun 11 Mar 11 Dec 10 Sep 10 Jun 10
Brokered CDs $3,262 $3,262 $4,177 $4,604 $4,961 $5,023
Brokered – Other 519 284 273 274 234 190
Retail Deposits 1,435 1,199 1,222 1,090 838 242
Other Deposits* 529 436 461 458 542 441
Total Deposits $5,745 $5,181 $6,133 $6,426 $6,575 $5,896
Regulatory Capital Ratios
Ratio Sep 11 Jun 11 Mar 11 Dec 10 Sep 10 Jun 10
Tier 1 Leverage 16.4% 15.3% 12.9% 12.1% 16.7% 17.2%
Tier 1 Risk Based 20.3% 23.1% 17.0% 18.7% 26.7% 30.4%
Total Risk Based 21.4% 24.4% 18.3% 19.7% 27.7% 31.4%

RISK-ADJUSTED CAPITALIZATION

CAPITALIZATION
SLM Corporation

3Q11 2010 2009 2008
Tangible Equity/”Core Earnings” Assets
(1)
2.2% 2.2% 2.0% 1.8%
Tangible Equity/Charge-Offs
(2)
4x 3x 3x 7x
(1)
GAAP tangible stockholders’ equity as a percentage of total “Core Earnings” assets.
(2)
Average GAAP tangible equity including preferred stock to charge-offs. SLM charge-offs based on total “Core Earnings” loans, annualized.

CAPITAL ALLOCATION
SLM allocates capital internally based on the risk of the assets it supports
SLM Corp
Assets
Capital
Allocation
Private
Education
Loans
18% of
Assets
Government
Guaranteed
Loan Assets
71% of
Assets
Based on Risk

*Other Assets includes a small amount of goodwill & intangibles for which capital is allocated at 100%
Cash,
Investments,
Other Assets
11% of
Assets
0.50%
12%
0% - 15%*

FFELP APPENDIX

Outstanding Government Student
Loan Market Distribution
FFYE 9/30/2010 ($ in billions)
Top 10 Holders of FFELP Loans
FFYE 9/30/2010 ($ in millions)
Sources: President’s FY 2012 Budget, US Department of Education Report 4/2011
1
Includes $26.1 billion of FFELP Loans Purchased from the Student Loan Corporation on December 31, 2010
2
Student Loan Xpress is a CIT company

FEDERAL STUDENT LOAN MARKET
FDLP, $221
FFELP ABS,
$237
FFELP
Straight -
A, $38
FFELP
Loans,
$151
FFELP
owned by
ED, $110
Lender Name FY10
SLM CORPORATION $148,649
1
NELNET $24,514
WELLS FARGO $20,722
BRAZOS GROUP $12,080
JPMORGAN CHASE BANK $9,616
PA HIGHER ED ASST AUTH (PHEAA) $9,575
COLLEGE LOAN CORP $8,669
CIT
2
$8,317
PNC $7,549
Goal Financial $6,881
Top 10 Holders $256,572

SLM FFELP ABS ISSUE CHARACTERISTICS
Issue size of $0.5B to $1.0B
Tranches or pass-through
denominated in US$
AAA rated senior tranches make up
to 97% of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches, with 1 to
15(+) year average lives
Masterservicer is Sallie Mae, Inc.
Explicit U.S. government guarantee
of underlying collateral insulates
bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted
asset, now a <10% risk-weighted
under Basel II’s IRB methodology
Offer significantly higher spreads
than government agency securities
with comparable risk profiles
Short (1-3 yrs), intermediate (3-7
yrs), long (7-10 yrs) and very long
(10-15+ yrs) term tranches
available at new issue and in
secondary
(1) Principal and accrued interest on underlying FFELP loan collateral carry a guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

Average CPR*
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
Average CPR*
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1
2
3
4
5
6
7
8
9
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2008 Trusts

SallieMae

SLM STAFFORD/PLUS ABS TRUSTS
PREPAYMENT ANALYSIS
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
Historical SLM Stafford/PLUS ABS CPRs

Years Since Inception
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
2004
2005
2006
2007
2008
2009
2010
2011
Average CPR*
20%
18%
15%
13%
10%
8%
5%
3%
0%
1
2
3
4
5
6
7
8
Years Since Inception
2002 Trusts
2003 Trusts
2004 Trusts
2005 Trusts
2006 Trusts
2007 Trusts
2009 Trusts

SLM CONSOLIDATION ABS TRUSTS
PREPAYMENT ANALYSIS
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers’ loans

PRIVATE CREDIT APPENDIX

RECENT SLM PRIVATE EDUCATION LOAN ABS
CHARACTERISTICS
Issue size of $500M to $1.0B
Triple-A rated senior notes only; no
subordinate tranches
Credit enhancement comprised of
overcollateralization and a reserve
account
Multiple tranches with 1-7(+) yr
average lives
Both fixed and floating rate issuance
tied to 1 mo. LIBOR
Private education loans made to
students and parents to fund college
tuition, room and board
Floating rate tied to LIBOR or Prime
Underwritten using FICO, Custom
Scorecard & DTI w/risk-based pricing
70(+)% with co-borrowers, typically a
parent
Typically non-dischargeable in
bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Loan ABS Structures Collateral Characteristics

SLM PRIVATE EDUCATION LOAN GROSS
DEFAULTS

As of August 31, 2011
8.43%
9.22%
10.00%
10.88%
11.94%
10.20%
12.93%
9.86%
9.32%
11.02%
12.23%
9.06%
4.05%
4.01%
2.99%
4.16%
3.44%
1.38%
2.94%
1.00% 1.40%
0.00% 0.00%
10.01%
11.05%
11.87%
12.71%
14.11%
11.96%
14.89%
11.48%
10.87%
12.77%
14.24%
11.07%
5.52%
5.68%
4.47%
6.15%
5.78%
2.02%
4.20%
1.84%
1.90%
0.13% 0.06%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2002-A 2003-A 2003-B 2003-C 2004-A 2004-B 2005-A 2005-B 2006-A 2006-B 2006-C 2007-A 2009-B 2009-C 2009-D 2009-
CTL
2009-
CTP
2010-
AL
2010-
AP
2010-B 2010-C 2011-A 2011-B
Actual-to-Date Cumulative Gross Defaults,
including Bankruptcy Information
All Trust Loans
Bankruptcy or death - other (3)
Bankruptcy or death - now current or paid off (2)
Charge - off - 212+ days delinquent (1)
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died.  Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1)
Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent.  Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2)
Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3)
Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent.  These loans are in various statuses including:  bankruptcy stay, deferment, forbearance or delinquency.

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Percent of Original Pool Balance
26.0%
25.4%
26.4%
27.2%
27.1%
27.7%
29.4%
27.7%
27.6%
25.6%
33.8%
36.6%
54.8%
44.4%
46.5%
45.4%
56.7%
49.3%
58.6%
48.7%
42.2%
41.6%
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-A
2009-B
2009-C
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
AAA (Constraining Level)

SallieMae

SLM PRIVATE CREDIT GROSS DEFAULTS
CONSTRAINING RATING AGENCY STRESS LEVELS AT ISSUANCE
As of September 30, 2011
2011-A and 2011-B default rates are expressed as a proportion of repayment balance.

Constraining Rating Agency Stress Levels at Issuance for 'AAA’

Loans in Forbearance as a Percent of Loans in Repayment and Forbearance
All Loans in SLM Trusts by Year of Issuance

Percent of Rpmt+Forb
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11
Percent of Rpmt+Forb
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35
Quarters Since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011

SallieMae

PRIVATE CREDIT ABS TRUSTS
FORBEARANCE

Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

31-60 Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Rpmt Balance
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11
Quarters Since Inception
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35
2002 2003 2004 2005 2006 2007 2009 2010 2011

SallieMae

PRIVATE CREDIT ABS TRUSTS 31-60 DAY DELINQUENCIES 63 Early stage delinquencies remained relatively steady through 2009 and 2010 even as unemployment increased

61-90 Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Rpmt Balance
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11
Percent of Rpmt Balance
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35
2002 2003 2004 2005 2006 2007 2009 2010 2011

SallieMae

PRIVATE CREDIT ABS TRUSTS
61-90 DAY DELINQUENCIES

Delinquencies show seasonal trends associated with groups of borrowers entering repayment at the same time after the grace period following graduation
Delinquency has continued to improve since 2009

90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Rpmt Balance
8.0%
6.0%
4.0%
2.0%
0.0%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11
Percent of Rpmt Balance
8.0%
6.0%
4.0%
2.0%
0.0%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35
Quarters Since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011

SallieMae

PRIVATE CREDIT ABS TRUSTS
90+ DAY DELINQUENCIES

As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

Percent of Rpmt
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Percent of Rpmt
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35

SallieMae

Charge-offs decline in the latter half of 2009, after an increase resulting from changes to forbearance policy

0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
14.0%
Quarters Since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011
12.0%
Annualized Gross Charge-Offs as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
PRIVATE CREDIT ABS TRUSTS
ANNUALIZED GROSS CHARGE-OFFS
(1) For SLM Private Credit Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died .  Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Credit
Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

Percent of Original Pool Balance
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Percent of Original Pool Balance
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35

(1) For SLM Private Credit Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died .  Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Credit Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

The decline in forbearance resulted in:
Increased defaults in mid 2009
A more front loaded default curve
No increase in lifetime defaults
Cumulative Gross Charge-Offs as a Percent of Original Pool Balance
All Loans in SLM Trusts by Year of Issuance
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
Quarters Since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011
PRIVATE CREDIT ABS TRUSTS
HISTORICAL CUMULATIVE GROSS CHARGE-OFFS
(1)

Constant Prepayment Rate (CPR)
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11

Historical SLM Private Credit ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private Credit Consolidation loans, but then declined accordingly following SLM’s decision to suspend its consolidation loan program

2002-A 2003-A 2003-B 2003-C 2004-A 2004-B 2005-A 2005-B 2006-A 2006-B 2006-C
2007-A 2009-B 2009-C 2009-D 2009-CTL 2009-CTP 2010-AL 2010-AP 2010-B 2010-C 2011-A
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
14.0%
15.0%
0.0%
SLM PRIVATE CREDIT ABS TRUSTS
PREPAYMENT ANALYSIS

-
  -
  -
    - ≥
    - ≥
    - ≥
    - ≥
    - ≥
  -
-

The following cohort default triangles provide loan performance information for certain private education loans of SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria (including those criteria listed below):
Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career
Training
(3)
, Private Consolidation Loans and Smart Option (interest only) loans
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
Undergraduate/Graduate at not-for-profit schools: 640
Undergraduate/Graduate at for-profit schools: 670
DTC loans: 670
Career Training loans: 670
Private Consolidation loans: 640
Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of private education loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
COHORT DEFAULT TRIANGLES

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan  brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical , trade, K-12 or tutoring schools.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, co-borrower status, and school type
Terms and calculations used in the cohort default triangles are defined below:
Repayment Year – The calendar year loans entered repayment
Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
COHORT DEFAULT TRIANGLES

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [(2),(3)]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.5%	0.8%	0.4%	0.2%	1.5%	0.7%	0.4%	0.3%	0.0%	**5.0%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.9%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.3%	0.8%	0.0%		**6.2%**
2000	$70	0.0%	0.0%	0.0%	0.6%	1.1%	1.3%	0.6%	0.9%	1.5%	1.5%	1.0%	0.8%	0.1%			**9.5%**
2001	$187	0.0%	0.0%	0.1%	1.1%	1.4%	0.9%	1.8%	1.3%	2.3%	1.9%	1.3%	0.1%				**12.1%**
2002	$386	0.0%	0.2%	0.2%	1.2%	1.1%	1.9%	1.6%	2.3%	1.9%	1.2%	0.1%					**11.7%**
2003	$683	0.0%	0.2%	0.6%	1.0%	1.9%	1.6%	2.7%	2.4%	1.6%	0.2%						**12.1%**
2004	$1,132	0.0%	0.2%	0.3%	1.9%	1.8%	3.0%	2.8%	1.6%	0.2%							**12.0%**
2005	$1,537	0.0%	0.0%	0.5%	2.5%	3.7%	3.3%	1.9%	0.3%								**12.3%**
2006	$2,016	0.0%	0.1%	1.6%	3.7%	3.7%	2.2%	0.3%									**11.6%**
2007	$2,457	0.0%	0.4%	3.5%	4.6%	2.7%	0.4%										**11.6%**
2008	$2,942	0.0%	2.3%	4.2%	3.6%	0.4%											**10.5%**
2009	$3,275	0.0%	3.4%	3.3%	0.5%												**7.2%**
2010	$2,816	0.0%	3.2%	0.6%													**3.9%**

Note: Data as of 9/30/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

Undergraduate/Graduate
(1)
COHORT DEFAULT TRIANGLES

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	**3.7%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.1%	0.0%		**2.7%**
2000	$37	0.0%	0.0%	0.0%	0.5%	0.5%	0.7%	0.7%	0.4%	0.7%	1.2%	0.8%	0.9%	0.0%			**6.4%**
2001	$90	0.0%	0.0%	0.1%	0.7%	0.9%	0.6%	1.2%	1.0%	1.7%	1.4%	1.0%	0.1%				**8.6%**
2002	$196	0.0%	0.2%	0.1%	0.8%	0.6%	1.4%	0.8%	1.9%	1.5%	1.0%	0.1%					**8.5%**
2003	$367	0.0%	0.1%	0.3%	0.6%	0.9%	1.1%	2.2%	1.8%	1.2%	0.2%						**8.4%**
2004	$632	0.0%	0.2%	0.2%	1.0%	1.0%	2.2%	2.1%	1.3%	0.2%							**8.1%**
2005	$843	0.0%	0.0%	0.2%	1.4%	2.5%	2.3%	1.4%	0.3%								**8.0%**
2006	$1,122	0.0%	0.0%	0.7%	2.4%	2.4%	1.6%	0.2%									**7.3%**
2007	$1,411	0.0%	0.2%	2.0%	2.9%	1.8%	0.3%										**7.2%**
2008	$1,762	0.0%	1.2%	2.6%	2.4%	0.3%											**6.6%**
2009	$2,100	0.0%	1.9%	2.1%	0.4%												**4.5%**
2010	$1,888	0.0%	1.9%	0.4%													**2.3%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2],[3]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.2%	0.8%	0.8%	0.0%	**6.6%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.2%	1.1%	1.9%	0.4%	0.3%	1.8%	0.6%	0.6%	1.4%	0.0%		**9.6%**
2000	$33	0.0%	0.0%	0.0%	0.8%	1.7%	2.1%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.2%			**12.8%**
2001	$97	0.0%	0.0%	0.1%	1.5%	1.9%	1.2%	2.3%	1.5%	2.9%	2.3%	1.7%	0.0%				**15.4%**
2002	$190	0.0%	0.2%	0.2%	1.6%	1.7%	2.3%	2.4%	2.8%	2.4%	1.3%	0.2%					**15.0%**
2003	$315	0.0%	0.2%	0.9%	1.4%	2.9%	2.3%	3.3%	3.0%	2.1%	0.3%						**16.4%**
2004	$499	0.0%	0.3%	0.5%	3.1%	2.8%	4.1%	3.7%	2.0%	0.3%							**16.8%**
2005	$694	0.0%	0.1%	0.7%	3.9%	5.3%	4.6%	2.4%	0.3%								**17.4%**
2006	$894	0.0%	0.2%	2.7%	5.3%	5.4%	3.0%	0.4%									**17.0%**
2007	$1,047	0.0%	0.8%	5.5%	6.8%	3.9%	0.5%										**17.4%**
2008	$1,180	0.0%	4.0%	6.5%	5.3%	0.5%											**16.4%**
2009	$1,175	0.0%	5.9%	5.4%	0.8%												**12.2%**
2010	$928	0.0%	6.0%	1.1%													**7.1%**

SallieMae

Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer

Note: Data as of 9/30/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
COHORT DEFAULT TRIANGLES

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3)															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.6%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	4.2%
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.0%		5.6%
2000	$68	0.0%	0.0%	0.0%	0.7%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.7%	0.1%			9.0%
2001	$180	0.0%	0.0%	0.1%	0.9%	1.4%	0.9%	1.7%	1.2%	2.4%	1.8%	1.3%	0.1%				11.8%
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.2%	0.1%					11.5%
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.3%	1.6%	0.2%						11.6%
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.7%	2.9%	2.6%	1.6%	0.2%							11.2%
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.1%	1.8%	0.3%								11.6%
2006	$1,769	0.0%	0.1%	1.5%	3.5%	3.6%	2.1%	0.3%									11.0%
2007	$2,109	0.0%	0.4%	3.4%	4.3%	2.5%	0.3%										10.9%
2008	$2,466	0.0%	2.2%	3.9%	3.3%	0.3%											9.7%
2009	$2,709	0.0%	3.2%	3.0%	0.5%												6.7%
2010	$2,405	0.0%	3.0%	0.5%													3.6%

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3)															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$0.36	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	13.6%	0.0%	0.0%	12.6%	0.0%	5.1%	0.0%	0.4%	31.7%
1999	$2	0.0%	0.0%	0.0%	2.3%	1.4%	2.1%	4.8%	0.0%	0.0%	0.0%	0.0%	0.9%	5.3%	0.0%		16.9%
2000	$2	0.0%	0.0%	0.0%	0.0%	0.0%	2.8%	0.7%	3.2%	3.2%	3.7%	8.9%	0.0%	1.6%	0.0%		24.3%
2001	$7	0.0%	0.1%	0.1%	4.7%	2.2%	1.1%	4.3%	2.2%	0.8%	3.5%	1.5%	0.0%				20.6%
2002	$27	0.0%	0.0%	0.4%	1.9%	2.2%	2.1%	2.0%	2.9%	1.8%	1.3%	0.1%					14.7%
2003	$52	0.0%	0.2%	0.7%	2.4%	2.7%	2.2%	3.8%	3.0%	2.1%	0.3%						17.4%
2004	$126	0.0%	0.3%	0.6%	3.2%	3.0%	3.9%	4.6%	2.2%	0.4%							18.3%
2005	$175	0.0%	0.0%	0.7%	3.7%	5.3%	4.9%	2.4%	0.4%								17.4%
2006	$246	0.0%	0.2%	2.1%	4.9%	5.0%	2.9%	0.4%									15.6%
2007	$348	0.0%	0.5%	4.3%	6.4%	3.8%	0.6%										15.7%
2008	$476	0.0%	3.0%	5.9%	5.2%	0.6%											14.7%
2009	$566	0.0%	4.2%	4.6%	0.8%												9.7%
2010	$410	0.1%	4.4%	1.1%													5.6%

SallieMae

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3],[4]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.0%		**3.6%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	0.9%	0.4%	0.5%	0.0%			**4.5%**
2001	$64	0.0%	0.0%	0.0%	0.5%	0.4%	0.4%	1.1%	0.8%	1.0%	0.7%	0.5%	0.0%				**5.5%**
2002	$137	0.0%	0.3%	0.1%	0.5%	0.4%	0.8%	0.6%	1.2%	0.9%	0.6%	0.0%					**5.3%**
2003	$248	0.0%	0.1%	0.2%	0.4%	0.6%	0.7%	1.2%	1.4%	0.8%	0.1%						**5.6%**
2004	$424	0.0%	0.1%	0.1%	0.7%	0.7%	1.4%	1.3%	0.8%	0.1%							**5.3%**
2005	$574	0.0%	0.0%	0.2%	1.0%	1.5%	1.5%	1.0%	0.1%								**5.2%**
2006	$762	0.0%	0.0%	0.5%	1.4%	1.5%	1.0%	0.1%									**4.5%**
2007	$938	0.0%	0.1%	1.2%	1.5%	1.0%	0.2%										**4.0%**
2008	$1,132	0.0%	0.7%	1.5%	1.4%	0.2%											**3.7%**
2009	$1,345	0.0%	1.1%	1.3%	0.2%												**2.6%**
2010	$1,217	0.0%	1.3%	0.2%													**1.5%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3],[4]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	**4.0%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.0%		**4.9%**
2000	$20	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.1%	0.8%	1.3%	0.7%	0.5%	0.1%			**7.6%**
2001	$54	0.0%	0.0%	0.1%	0.9%	1.2%	0.5%	1.4%	0.9%	1.9%	1.4%	1.1%	0.0%				**9.6%**
2002	$111	0.0%	0.1%	0.1%	1.1%	1.0%	1.7%	1.4%	2.2%	1.4%	1.2%	0.1%					**10.2%**
2003	$194	0.0%	0.2%	0.5%	0.8%	1.6%	1.5%	2.4%	1.9%	1.6%	0.2%						**10.7%**
2004	$321	0.0%	0.2%	0.2%	1.7%	1.5%	2.5%	2.8%	1.6%	0.2%							**10.8%**
2005	$439	0.0%	0.0%	0.4%	2.2%	3.3%	2.9%	1.9%	0.3%								**11.1%**
2006	$553	0.0%	0.1%	1.3%	3.1%	3.3%	2.1%	0.2%									**10.2%**
2007	$660	0.0%	0.4%	2.8%	4.0%	2.4%	0.3%										**10.0%**
2008	$784	0.0%	2.0%	3.8%	3.2%	0.4%											**9.4%**
2009	$884	0.0%	3.0%	3.2%	0.5%												**6.7%**
2010	$740	0.0%	3.1%	0.7%													**3.8%**

SallieMae

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3],[4]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.3%	0.1%	5.9%
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.0%		6.9%
2000	$14	0.0%	0.0%	0.0%	0.9%	1.4%	1.9%	0.2%	1.0%	0.9%	1.4%	1.4%	0.9%	0.3%			10.3%
2001	$37	0.0%	0.0%	0.1%	1.3%	2.1%	1.5%	1.9%	1.6%	2.7%	3.0%	2.0%	0.0%				16.2%
2002	$77	0.0%	0.2%	0.3%	1.6%	1.8%	2.4%	2.4%	3.0%	2.7%	1.3%	0.1%					15.7%
2003	$134	0.0%	0.1%	0.8%	1.3%	2.8%	2.1%	3.7%	3.3%	2.0%	0.2%						16.4%
2004	$222	0.0%	0.3%	0.5%	2.9%	2.6%	4.2%	3.8%	2.1%	0.3%							16.7%
2005	$298	0.0%	0.1%	0.7%	3.8%	5.3%	4.9%	2.4%	0.4%								17.5%
2006	$403	0.0%	0.2%	2.6%	5.5%	5.5%	3.1%	0.4%									17.5%
2007	$506	0.0%	0.7%	5.5%	7.3%	4.3%	0.6%										18.4%
2008	$626	0.0%	3.8%	6.9%	5.8%	0.5%											17.0%
2009	$665	0.1%	5.7%	5.4%	0.9%												12.0%
2010	$546	0.0%	5.5%	1.0%													6.6%

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3],[4]															
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.9%	0.0%	2.9%	2.3%	1.3%	0.2%	0.0%	8.3%
1999	$6	0.0%	0.0%	0.0%	0.0%	1.1%	1.4%	2.3%	0.9%	0.3%	2.1%	0.5%	0.3%	0.8%	0.0%		9.7%
2000	$14	0.0%	0.0%	0.0%	1.4%	2.5%	2.3%	1.4%	1.6%	3.8%	3.0%	1.9%	1.5%	0.0%			19.4%
2001	$32	0.0%	0.0%	0.1%	2.3%	2.9%	2.0%	3.4%	2.6%	5.2%	3.8%	2.5%	0.2%				25.0%
2002	$61	0.0%	0.2%	0.4%	2.7%	2.3%	3.9%	3.1%	4.6%	4.2%	2.3%	0.2%					23.9%
2003	$107	0.0%	0.3%	1.3%	2.1%	4.1%	3.3%	5.4%	4.5%	3.1%	0.4%						24.5%
2004	$165	0.0%	0.5%	0.5%	4.4%	3.9%	6.4%	5.6%	3.1%	0.3%							24.8%
2005	$226	0.0%	0.1%	0.9%	5.4%	8.2%	6.9%	3.4%	0.6%								25.4%
2006	$297	0.0%	0.2%	3.7%	8.1%	7.8%	4.1%	0.5%									24.5%
2007	$353	0.0%	1.1%	8.0%	9.7%	5.5%	0.6%										24.9%
2008	$400	0.0%	5.4%	8.4%	7.2%	0.7%											21.8%
2009	$380	0.0%	8.1%	7.1%	1.0%												16.3%
2010	$312	0.0%	7.3%	1.3%													8.6%

SallieMae

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [(2),(3)]				
		0	1	2	3	**Total**
2009	$1,188	0.0%	0.2%	0.6%	0.0%	**0.9%**
2010	$1,026	0.0%	0.2%	0.1%		**0.3%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [(2),(3)]				
		0	1	2	3	**Total**
2009	$31	0.0%	0.5%	2.2%	0.1%	**2.8%**
2010	$83	0.0%	0.6%	0.3%		**0.9%**

SallieMae

Smart Option
(1)
(interest only) Without Co-signer
Smart Option
(1)
(interest only) With Co-signer

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) Private education loans loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2]							
		0	1	2	3	4	5	6	**Total**
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.5%	0.0%	**1.8%**
2007	$675	0.0%	0.0%	0.3%	0.4%	0.6%	0.1%		**1.3%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.3%			**1.5%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2]							
		0	1	2	3	4	5	6	**Total**
2006	$125	0.0%	0.4%	1.0%	1.5%	1.6%	1.2%	0.0%	**5.7%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	0.2%		**3.3%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.1%			**5.1%**

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

≥

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3)									
		0	1	2	3	4	5	6	7	8	**Total**
2004	$8	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.4%	0.0%	**1.0%**
2005	$65	0.0%	0.1%	0.8%	0.8%	1.4%	2.1%	1.0%	0.1%		**6.3%**
2006	$140	0.0%	0.7%	1.9%	4.4%	4.7%	2.2%	0.3%			**14.4%**
2007	$246	0.0%	0.6%	4.8%	6.3%	3.9%	0.4%				**15.9%**
2008	$370	0.0%	2.9%	5.9%	4.5%	0.7%					**14.1%**
2009	$398	0.0%	3.7%	3.7%	0.8%						**8.1%**
2010	$317	0.0%	3.2%	0.8%							**4.0%**

≥

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3)									
		0	1	2	3	4	5	6	7	8	**Total**
2004	$2	0.0%	0.0%	1.7%	1.3%	0.6%	5.4%	2.3%	1.4%	0.0%	**12.6%**
2005	$18	0.0%	1.1%	2.1%	2.6%	4.1%	6.5%	2.8%	0.2%		**19.3%**
2006	$65	0.0%	1.5%	2.7%	6.6%	6.4%	3.5%	0.5%			**21.2%**
2007	$158	0.0%	1.1%	6.0%	8.1%	4.2%	0.5%				**20.0%**
2008	$256	0.0%	3.9%	8.0%	6.6%	0.7%					**19.2%**
2009	$236	0.1%	6.8%	5.8%	1.3%						**14.0%**
2010	$153	0.2%	7.6%	1.1%							**9.0%**

SallieMae

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [(2),(3)]										
		0	1	2	3	4	5	6	7	8	9	**Total**
2003	$291	0.0%	0.4%	1.4%	1.6%	1.8%	1.4%	1.3%	1.0%	0.8%	0.2%	**9.9%**
2004	$383	0.0%	0.4%	1.5%	2.3%	1.8%	1.9%	1.7%	1.1%	0.2%		**10.8%**
2005	$513	0.0%	0.3%	2.2%	2.2%	2.5%	2.2%	1.5%	0.2%			**11.1%**
2006	$633	0.0%	0.4%	2.5%	3.6%	3.2%	2.1%	0.4%				**12.2%**
2007	$675	0.0%	0.5%	3.5%	4.0%	2.9%	0.5%					**11.3%**
2008	$594	0.0%	0.6%	4.3%	3.4%	0.7%						**9.0%**
2009	$187	0.0%	0.2%	1.8%	0.8%							**2.8%**
2010	$24	0.0%	0.4%	0.5%								**0.9%**

SallieMae

COHORT DEFAULT TRIANGLES
Note: Data as of 9/30/11.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)

% Made Recent Payment
7/31/2008
9/30/2008
11/30/2008
1/31/2009
3/31/2009
5/31/2009
7/31/2009
9/30/2009
11/30/2009
1/31/2010
3/31/2010
5/31/2010
7/31/2010
9/30/2010
11/30/2010
1/31/2011
3/31/2011
5/31/2011
7/31/2011
9/30/2011

% of Delinquent Principal Defaulted

RECENT PRIVATE LOAN ABS TRUST
PERFORMANCE
Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past
Delinquent borrowers who have made at least one payment during delinquency are far less likely to default

0%
5%
10%
15%
20%
25%
30%
>90 Day Delinquent Borrowers
Trust Loans with a Payment Made in the
Last Month
0%
10%
20%
30%
40%
50%
60%
Dlq in Sep-09
Dflt as of Sep-10
Dlq in Sep-10
Dflt as of Sep-11
Default Rate One Year Later
Trust Loans >90 dpd
Payments Made vs No Payments Made
Payments Made No Payments Made

RECOVERIES
As of year end 2010, Sallie Mae expected to collect 27% of a defaulted loan’s balance, on average, across its managed private education loan portfolio
Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans
While student loans are non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts
Loans that defaulted in 1998-2003 had recovery rates of 7 – 14% five years after default
The 2005 cohort had a recovery rate of 22.5% five years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In 3Q 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the 27% life-of loan recovery expectation remains in place

SLM APPENDIX

($ in millions, except per share amounts) Quarters Ended
September 30, 2011 June 30, 2011 September 30, 2010
Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS
GAAP net income (loss) (47) $                 (0.10) $       (6) $                   (0.02) $       (495) $      (1.06) $
Adjustment from GAAP to "Core Earnings"
Net impact of derivative accounting 371 414 269
Net impact of goodwill and acquired intangibles 6 6 670
Total "Core Earnings" Adjustments before net tax effect 377 420 939
Net tax effect (142) (154) (242)
Total "Core Earnings" Adjustments 235 266 697
"Core Earnings" $188 $0.36 $260 $0.48 $202 $0.37
GAAP TO CORE EARNINGS
RECONCILIATION

SALLIE MAE INVESTOR RELATIONS
WEBSITE
SLM student loan trust data (Debt/asset backed securities – SLM Student
Loan Trusts)
Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
Accrued interest factors
Quarterly distribution factors
Historical trust performance - monthly charge-off, delinquency, loan status, CPR, etc. by trust
Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
Current and historical monthly distribution reports
Distribution factors
Current rates
Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
Archived and historical webcasts, transcripts and investor presentations
www.salliemae.com/investors